UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
      Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  November 26, 2004

                     STRUCTURED ASSET SECURITIES CORPORATION
            Mortgage Pass-Through Certificates, Series 2004-S3 Trust
              (Exact name of registrant as specified in its charter)

New York (governing law of            333-115858-18
Pooling and Servicing Agreement)      (Commission         pending
(State or other                       File Number)        IRS EIN
jurisdiction
of Incorporation)



       c/o Wells Fargo Bank, N.A.
       9062 Old Annapolis Road
       Columbia, MD                                         21045
       (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code:  (410) 884-2000

       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


ITEM 8.01  Other Events

 On November 26, 2004 a distribution was made to holders of STRUCTURED ASSET SECURITIES CORPORATION, Mortgage Pass-Through Certificates, Series 2004-S3 Trust.


ITEM 9.01  Financial Statements and Exhibits

      (c)  Exhibits


           Exhibit Number               Description
           EX-99.1                      Monthly report distributed to holders of
                                        Mortgage Pass-Through Certificates,
                                        Series 2004-S3 Trust, relating to the
                                        November 26, 2004 distribution.

           EX-99.2                      Murrayhill Credit Risk Manager Report

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                     STRUCTURED ASSET SECURITIES CORPORATION
            Mortgage Pass-Through Certificates, Series 2004-S3 Trust
                                   (Registrant)

              By:    Wells Fargo Bank, N.A. as Securities Administrator
              By:   /s/   Beth Belfield as Assistant Vice President
              By:    Beth Belfield as Assistant Vice President
              Date:  11/29/2004

                                INDEX TO EXHIBITS

Exhibit Number            Description
EX-99.1                   Monthly report distributed to holders of Mortgage
                          Pass-Through Certificates, Series 2004-S3 Trust, relating to the November 26, 2004 distribution.

EX-99.2                   Murrayhill Credit Risk Manager Report




                   EX-99.1

Structured Asset Securities Corporation
Mortgage Pass-Through Certificates



Record Date:             10/31/2004
Distribution Date:       11/26/2004


SASC  Series: 2004-S3

Contact: Customer Service - CTSLink
         Wells Fargo Bank, N.A.
         Securities Administration Services
         7485 New Horizon Way
         Frederick, MD 21703
         Telephone: (301) 815-6600
         Fax:       (301) 815-6660








                                          Certificateholder Distribution Summary

                             Certificate    Certificate                  Beginning
                             Class          Pass-Through               Certificate           Interest          Principal
Class             CUSIP      Description    Rate                            Balance       Distribution       Distribution

       A         86359BB42              SEN             2.18250%     397,102,742.12         770,379.32      12,798,145.59
     A-IO        86359BB59              SEN             6.00000%               0.00       1,074,165.00               0.00
      M1         86359BB67              MEZ             2.58250%      55,488,000.00         127,375.79               0.00
      M2         86359BB75              MEZ             2.63250%      26,087,000.00          61,043.58               0.00
      M3         86359BB83              MEZ             3.03250%      27,621,000.00          74,453.94               0.00
      M4         86359BB91              MEZ             3.18250%      13,811,000.00          39,069.78               0.00
      M5         86359BC25              MEZ             3.43250%      10,742,000.00          32,775.04               0.00
      M6         86359BC33              MEZ             3.63250%      13,811,000.00          44,594.18               0.00
      M7         86359BC41              MEZ             4.43250%      13,811,000.00          54,415.34               0.00
      M8         86359BC58              MEZ             6.00000%       8,593,000.00          42,965.00               0.00
      M9         86359BC66              MEZ             6.00000%      14,425,000.00          72,125.00               0.00
       B         86359BC74              SUB             6.00000%      12,276,000.00          61,380.00               0.00
       X         SAC04S03X              SEN             0.00000%       7,979,427.73       2,028,828.90               0.00
       P         SAC04S03P              SEN             0.00000%             100.00         102,803.64               0.00
       R         SAC04S03R              RES             0.00000%               0.00               0.00               0.00
Totals                                                               601,747,269.85       4,586,374.51      12,798,145.59

                     Certificateholder Distribution Summary (continued)

                          Current             Ending                            Cumulative
                         Realized        Certificate              Total           Realized
Class                         Loss            Balance       Distribution             Losses

A                             0.00     384,304,596.53      13,568,524.91               0.00
A-IO                          0.00               0.00       1,074,165.00               0.00
M1                            0.00      55,488,000.00         127,375.79               0.00
M2                            0.00      26,087,000.00          61,043.58               0.00
M3                            0.00      27,621,000.00          74,453.94               0.00
M4                            0.00      13,811,000.00          39,069.78               0.00
M5                            0.00      10,742,000.00          32,775.04               0.00
M6                            0.00      13,811,000.00          44,594.18               0.00
M7                            0.00      13,811,000.00          54,415.34               0.00
M8                            0.00       8,593,000.00          42,965.00               0.00
M9                            0.00      14,425,000.00          72,125.00               0.00
B                             0.00      12,276,000.00          61,380.00               0.00
X                             0.00       7,979,427.73       2,028,828.90               0.00
P                             0.00             100.00         102,803.64               0.00
R                             0.00               0.00               0.00               0.00
Totals                        0.00     588,949,124.26      17,384,520.10               0.00

All distributions required by the Pooling and Servicing Agreement have been calculated by the
Certificate Administrator on behalf of the Trustee.





                                                Principal Distribution Statement

                         Original            Beginning          Scheduled       Unscheduled
                             Face          Certificate          Principal         Principal                        Realized
Class                       Amount              Balance       Distribution      Distribution        Accretion       Loss (1)

A                   409,166,000.00       397,102,742.12               0.00     12,798,145.59             0.00           0.00
A-IO                          0.00                 0.00               0.00              0.00             0.00           0.00
M1                   55,488,000.00        55,488,000.00               0.00              0.00             0.00           0.00
M2                   26,087,000.00        26,087,000.00               0.00              0.00             0.00           0.00
M3                   27,621,000.00        27,621,000.00               0.00              0.00             0.00           0.00
M4                   13,811,000.00        13,811,000.00               0.00              0.00             0.00           0.00
M5                   10,742,000.00        10,742,000.00               0.00              0.00             0.00           0.00
M6                   13,811,000.00        13,811,000.00               0.00              0.00             0.00           0.00
M7                   13,811,000.00        13,811,000.00               0.00              0.00             0.00           0.00
M8                    8,593,000.00         8,593,000.00               0.00              0.00             0.00           0.00
M9                   14,425,000.00        14,425,000.00               0.00              0.00             0.00           0.00
B                    12,276,000.00        12,276,000.00               0.00              0.00             0.00           0.00
X                     7,978,725.58         7,979,427.73               0.00              0.00             0.00           0.00
P                           100.00               100.00               0.00              0.00             0.00           0.00
R                             0.00                 0.00               0.00              0.00             0.00           0.00
Totals              613,809,825.58       601,747,269.85               0.00     12,798,145.59             0.00           0.00

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.


                         Principal Distribution Statement (continued)

                             Total               Ending           Ending               Total
                         Principal          Certificate      Certificate           Principal
 Class                    Reduction              Balance       Percentage        Distribution

 A                    12,798,145.59       384,304,596.53       0.93923883       12,798,145.59
 A-IO                          0.00                 0.00       0.00000000                0.00
 M1                            0.00        55,488,000.00       1.00000000                0.00
 M2                            0.00        26,087,000.00       1.00000000                0.00
 M3                            0.00        27,621,000.00       1.00000000                0.00
 M4                            0.00        13,811,000.00       1.00000000                0.00
 M5                            0.00        10,742,000.00       1.00000000                0.00
 M6                            0.00        13,811,000.00       1.00000000                0.00
 M7                            0.00        13,811,000.00       1.00000000                0.00
 M8                            0.00         8,593,000.00       1.00000000                0.00
 M9                            0.00        14,425,000.00       1.00000000                0.00
 B                             0.00        12,276,000.00       1.00000000                0.00
 X                             0.00         7,979,427.73       1.00008800                0.00
 P                             0.00               100.00       1.00000000                0.00
 R                             0.00                 0.00       0.00000000                0.00

 Totals               12,798,145.59       588,949,124.26       0.95949771       12,798,145.59

                                     Principal Distribution Factors Statement

                             Original          Beginning         Scheduled        Unscheduled
                                 Face        Certificate         Principal          Principal
Class (2)                       Amount            Balance      Distribution       Distribution          Accretion


A                       409,166,000.00       970.51744798        0.00000000        31.27861452         0.00000000
A-IO                              0.00         0.00000000        0.00000000         0.00000000         0.00000000
M1                       55,488,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M2                       26,087,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M3                       27,621,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M4                       13,811,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M5                       10,742,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M6                       13,811,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M7                       13,811,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M8                        8,593,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M9                       14,425,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
B                        12,276,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
X                         7,978,725.58      1000.08800278        0.00000000         0.00000000         0.00000000
P                               100.00      1000.00000000        0.00000000         0.00000000         0.00000000
R                                 0.00         0.00000000        0.00000000         0.00000000         0.00000000

(2) All classes are per $1,000 denomination.




                             Principal Distribution Factors Statement (continued)

                                               Total             Ending            Ending              Total
                         Realized          Principal        Certificate       Certificate          Principal
Class                     Loss (3)          Reduction            Balance        Percentage       Distribution

A                       0.00000000        31.27861452       939.23883346        0.93923883        31.27861452
A-IO                    0.00000000         0.00000000         0.00000000        0.00000000         0.00000000
M1                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M2                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M3                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M4                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M5                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M6                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M7                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M8                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M9                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
B                       0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
X                       0.00000000         0.00000000     1,000.08800278        1.00008800         0.00000000
P                       0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
R                       0.00000000         0.00000000         0.00000000        0.00000000         0.00000000

(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.






                                                Interest Distribution Statement

                                                            Beginning                           Payment of
                         Original          Current       Certificate/            Current            Unpaid            Current
                             Face      Certificate           Notional            Accrued          Interest           Interest
Class                       Amount             Rate            Balance           Interest         Shortfall          Shortfall


A                   409,166,000.00         2.18250%     397,102,742.12         770,379.32              0.00               0.00
A-IO                          0.00         6.00000%     214,833,000.00       1,074,165.00              0.00               0.00
M1                   55,488,000.00         2.58250%      55,488,000.00         127,375.79              0.00               0.00
M2                   26,087,000.00         2.63250%      26,087,000.00          61,043.58              0.00               0.00
M3                   27,621,000.00         3.03250%      27,621,000.00          74,453.94              0.00               0.00
M4                   13,811,000.00         3.18250%      13,811,000.00          39,069.78              0.00               0.00
M5                   10,742,000.00         3.43250%      10,742,000.00          32,775.04              0.00               0.00
M6                   13,811,000.00         3.63250%      13,811,000.00          44,594.18              0.00               0.00
M7                   13,811,000.00         4.43250%      13,811,000.00          54,415.34              0.00               0.00
M8                    8,593,000.00         6.00000%       8,593,000.00          42,965.00              0.00               0.00
M9                   14,425,000.00         6.00000%      14,425,000.00          72,125.00              0.00               0.00
B                    12,276,000.00         6.00000%      12,276,000.00          61,380.00              0.00               0.00
X                     7,978,725.58         0.00000%       7,979,427.73               0.00              0.00               0.00
P                           100.00         0.00000%             100.00               0.00              0.00               0.00
R                             0.00         0.00000%               0.00               0.00              0.00               0.00
Totals              613,809,825.58                                           2,454,741.97              0.00               0.00


                                    Interest Distribution Statement (continued)

                                                                                  Remaining                Ending
                    Non-Supported                                   Total            Unpaid          Certificate/
                         Interest           Realized             Interest          Interest              Notional
Class                    Shortfall         Losses (4)         Distribution         Shortfall               Balance


A                             0.00               0.00           770,379.32              0.00        384,304,596.53
A-IO                          0.00               0.00         1,074,165.00              0.00        214,833,000.00
M1                            0.00               0.00           127,375.79              0.00         55,488,000.00
M2                            0.00               0.00            61,043.58              0.00         26,087,000.00
M3                            0.00               0.00            74,453.94              0.00         27,621,000.00
M4                            0.00               0.00            39,069.78              0.00         13,811,000.00
M5                            0.00               0.00            32,775.04              0.00         10,742,000.00
M6                            0.00               0.00            44,594.18              0.00         13,811,000.00
M7                            0.00               0.00            54,415.34              0.00         13,811,000.00
M8                            0.00               0.00            42,965.00              0.00          8,593,000.00
M9                            0.00               0.00            72,125.00              0.00         14,425,000.00
B                             0.00               0.00            61,380.00              0.00         12,276,000.00
X                             0.00               0.00         2,028,828.90              0.00          7,979,427.73
P                             0.00               0.00           102,803.64              0.00                100.00
R                             0.00               0.00                 0.00              0.00                  0.00
Totals                        0.00               0.00         4,586,374.51              0.00

(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.



                                             Interest Distribution Factors Statement

                                                              Beginning                           Payment of
                           Original          Current       Certificate/           Current             Unpaid            Current
                               Face      Certificate           Notional           Accrued          Interest            Interest
Class (5)                     Amount             Rate            Balance          Interest          Shortfall          Shortfall


A                     409,166,000.00         2.18250%       970.51744798        1.88280385         0.00000000         0.00000000
A-IO                            0.00         6.00000%      1000.00000000        5.00000000         0.00000000         0.00000000
M1                     55,488,000.00         2.58250%      1000.00000000        2.29555562         0.00000000         0.00000000
M2                     26,087,000.00         2.63250%      1000.00000000        2.34000000         0.00000000         0.00000000
M3                     27,621,000.00         3.03250%      1000.00000000        2.69555556         0.00000000         0.00000000
M4                     13,811,000.00         3.18250%      1000.00000000        2.82888857         0.00000000         0.00000000
M5                     10,742,000.00         3.43250%      1000.00000000        3.05111152         0.00000000         0.00000000
M6                     13,811,000.00         3.63250%      1000.00000000        3.22888857         0.00000000         0.00000000
M7                     13,811,000.00         4.43250%      1000.00000000        3.94000000         0.00000000         0.00000000
M8                      8,593,000.00         6.00000%      1000.00000000        5.00000000         0.00000000         0.00000000
M9                     14,425,000.00         6.00000%      1000.00000000        5.00000000         0.00000000         0.00000000
B                      12,276,000.00         6.00000%      1000.00000000        5.00000000         0.00000000         0.00000000
X                       7,978,725.58         0.00000%      1000.08800278        0.00000000         0.00000000         0.00000000
P                             100.00         0.00000%      1000.00000000        0.00000000         0.00000000         0.00000000
R                               0.00         0.00000%         0.00000000        0.00000000         0.00000000         0.00000000

(5) All classes are per $1,000 denomination.


                              Interest Distribution Factors Statement (continued)

                                                                                Remaining             Ending
                    Non-Supported                                 Total            Unpaid       Certificate/
                         Interest           Realized           Interest          Interest           Notional
Class                    Shortfall         Losses (6)       Distribution         Shortfall            Balance


A                       0.00000000         0.00000000         1.88280385        0.00000000       939.23883346
A-IO                    0.00000000         0.00000000         5.00000000        0.00000000      1000.00000000
M1                      0.00000000         0.00000000         2.29555562        0.00000000      1000.00000000
M2                      0.00000000         0.00000000         2.34000000        0.00000000      1000.00000000
M3                      0.00000000         0.00000000         2.69555556        0.00000000      1000.00000000
M4                      0.00000000         0.00000000         2.82888857        0.00000000      1000.00000000
M5                      0.00000000         0.00000000         3.05111152        0.00000000      1000.00000000
M6                      0.00000000         0.00000000         3.22888857        0.00000000      1000.00000000
M7                      0.00000000         0.00000000         3.94000000        0.00000000      1000.00000000
M8                      0.00000000         0.00000000         5.00000000        0.00000000      1000.00000000
M9                      0.00000000         0.00000000         5.00000000        0.00000000      1000.00000000
B                       0.00000000         0.00000000         5.00000000        0.00000000      1000.00000000
X                       0.00000000         0.00000000       254.27981946        0.00000000      1000.08800278
P                       0.00000000         0.00000000   1028036.40000000        0.00000000      1000.00000000
R                       0.00000000         0.00000000         0.00000000        0.00000000         0.00000000

(6) Amount Does Not Include Excess Special Hazard, Bankruptcy,or Fraud Losses Unless
    Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.





                                         CERTIFICATEHOLDER ACCOUNT STATEMENT
                                                 CERTIFICATE ACCOUNT

Beginning Balance                                                                                              0.00

Deposits
     Payments of Interest and Principal                                                               17,916,051.48
     Liquidations, Insurance Proceeds, Reserve Funds                                                           0.00
     Proceeds from Repurchased Loans                                                                           0.00
     Other Amounts (Servicer Advances)                                                                         0.00
     Realized Loss (Gains, Subsequent Expenses & Recoveries)                                                   0.00
     Prepayment Penalties                                                                                      0.00
Total Deposits                                                                                        17,916,051.48

Withdrawals
     Reimbursement for Servicer Advances                                                                       0.00
     Payment of Service Fee                                                                              531,531.38
     Payment of Interest and Principal                                                                17,384,520.10
Total Withdrawals (Pool Distribution Amount)                                                          17,916,051.48

Ending Balance                                                                                                 0.00

                                      PREPAYMENT/CURTAILMENT INTEREST SHORTFALL
Total Prepayment/Curtailment Interest Shortfall                                                                0.00
Servicing Fee Support                                                                                          0.00
Non-Supported Prepayment/Curtailment Interest Shortfall                                                        0.00



                                                   SERVICING FEES

Gross Servicing Fee                                                                                      250,728.03
Credit Risk Manager's Fee                                                                                  7,521.84
Miscellaneous Fee                                                                                        269,269.86
Wells Fargo Bank, NA - Securities Administrator Fee                                                        4,011.65
Supported Prepayment/Curtailment Interest Shortfall                                                            0.00
Net Servicing Fee                                                                                        531,531.38




                                                    OTHER ACCOUNTS

                                                    Beginning            Current           Current            Ending
Account Type                                           Balance        Withdrawals          Deposits           Balance

Reserve Fund                                          1,000.00               0.00              0.00          1,000.00

                                  LOAN STATUS STRATIFICATION/CREDIT ENHANCEMENT STATEMENT
                                                     DELINQUENCY STATUS

         DELINQUENT               BANKRUPTCY             FORECLOSURE             REO                     Total


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         17                     4                       0                       21
                                  674,144.66             155,033.81              0.00                    829,178.47

30 Days   28                      1                      0                       0                       29
          1,071,108.03            25,925.86              0.00                    0.00                    1,097,033.89

60 Days   23                      1                      0                       0                       24
          1,188,579.03            36,449.96              0.00                    0.00                    1,225,028.99

90 Days   9                       1                      0                       0                       10
          355,152.71              48,384.96              0.00                    0.00                    403,537.67

120 Days  0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

150 Days  0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

180+ Days 0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

Totals    60                      20                     4                       0                       84
          2,614,839.77            784,905.44             155,033.81              0.00                    3,554,779.02


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         0.126620%              0.029793%               0.000000%               0.156413%
                                  0.114397%              0.026308%               0.000000%               0.140705%

30 Days   0.208551%               0.007448%              0.000000%               0.000000%               0.215999%
          0.181758%               0.004399%              0.000000%               0.000000%               0.186157%

60 Days   0.171309%               0.007448%              0.000000%               0.000000%               0.178758%
          0.201692%               0.006185%              0.000000%               0.000000%               0.207877%

90 Days   0.067034%               0.007448%              0.000000%               0.000000%               0.074482%
          0.060266%               0.008211%              0.000000%               0.000000%               0.068477%

120 Days  0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

150 Days  0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

180+ Days 0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

Totals    0.446894%               0.148965%              0.029793%               0.000000%               0.625652%
          0.443716%               0.133192%              0.026308%               0.000000%               0.603216%



                                               OTHER INFORMATION

Current Period Class A Insufficient Funds                                                                  0.00
Principal Balance of Contaminated Properties                                                               0.00
Periodic Advance                                                                                           0.00








                                     COLLATERAL STATEMENT
 Collateral Description                                                    Mixed Fixed & Arm
 Weighted Average Gross Coupon                                                    10.001360%
 Weighted Average Net Coupon                                                       9.501360%
 Weighted Average Pass-Through Rate                                                8.956384%
 Weighted Average Maturity (Stepdown Calculation)                                        242

 Beginning Scheduled Collateral Loan Count                                            13,688
 Number Of Loans Paid In Full                                                            262
 Ending Scheduled Collateral Loan Count                                               13,426

 Beginning Scheduled Collateral Balance                                       601,747,269.85
 Ending Scheduled Collateral Balance                                          588,949,124.26
 Ending Actual Collateral Balance at 31-Oct-2004                              589,304,420.92

 Monthly P &I Constant                                                          5,465,294.43
 Special Servicing Fee                                                                  0.00
 Prepayment Penalties                                                                   0.00
 Realized Loss Amount                                                                   0.00
 Cumulative Realized Loss                                                               0.00
 Scheduled Principal                                                              450,051.74
 Unscheduled Principal                                                         12,348,093.85



                             Miscellaneous Reporting
   Monthly Excess Cashflow                                       3,102,993.90
   Extra Principal Distribution                                          0.00
   Overcollateralization Amount                                  7,979,527.73
   Overcollateralization Deficiency                                      0.00
   Overcollateralization Increase                                        0.00
   Overcollateralization Reduction                                       0.00
   Targeted Overcollateralization Amount                         7,979,527.73
   Stepdown Date                                                           NO
   Trigger Event                                                           NO
   Old Republic Covered Balance                                 44,391,485.00
   United Guaranty Covered Balance                             144,588,300.00
   Old Republic insurance payment                                           0
   United Guaranty insurance payment                                        0
   Undrawn Old Republic Pool Balance                            44,391,485.00
   Undrawn United Guaranty Pool Balance                        144,588,300.00
   Cap Payment                                                              0



EX-99.2



theMurrayhillcompany

SASCO 2004-S3

Credit Risk Manager Report

October 2004


The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time.  It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.

The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.



                                  Table of Contents


Section One                       Transaction Summary


Section Two                       Prepayment Premium Analysis


Section Three                     Analytics


(c) 2004 The Murrayhill Company. All Rights Reserved.


Section One
Transaction Summary


SASCO 2004-S3
Executive Summary
October 2004


Transaction Summary

Closing Date:                                        09/29/2004
Depositor:                                           Structured Asset Securities Corporation
Trustee:                                             U.S. Bank
Master Servicer:                                     Aurora Loan Services Master Servicing
                                                     Aurora Loan Services Inc., Countrywide Home Loans
Servicer(s):                                         Servicing LP., Option One Mortgage, Wells Fargo Home
                                                     Mortgage Inc.
Delinquency Reporting Method:                        OTS1


Collateral Summary

                                                                                              9/30/2004 Balance as a
                                           Closing Date           As of 9/30/20042            Percentage of Closing
                                                                                              Date Balance
Collateral Balance                         $616,722,196           $564,973,023                91.60%
Loan Count                                 13,896                 12,422                      89.39%


1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
2 These figures are based upon information provided to Murrayhill by the servicers on a monthly basis. There are 1,067 loans for which the servicers did not submit data for the 9/30/04 reporting period.


(c) 2004 The Murrayhill Company. All Rights Reserved.


Section Two
Prepayment Premium Analysis


                                      Reconciliation for Prepayment Premiums for SASCO 2004-S3
                                      Mortgage Data Through: September 30, 2004


Section 1:           Prepayment premiums collected by the servicers and remitted to the trustee. This information is reported to
                     Murrayhill by the servicers each month.

                                                                           Trustee Remittance Date
                                                            Servicer       25-Oct-04
                                                            Total          $64,122

Section 2:           Prepayment premiums remitted to the P Class by the trustee. This information is taken from the statement to
                     Certificateholders prepared by the trustee.

                                                                           Trustee Remittance Date
                                                            Class          25-Oct-04
                                                            P Class        $64,122


Section 3:           Reconciliation of the amounts remitted by the servicers to the trustee and the amount remitted to the P Class by the trustee.

Amount remitted by servicers:                               $64,122
Amount remitted to the P Class:                             $64,122
                                      Difference:           $0

*The master servicer passed a total of $64,122 in prepayment premiums from three of the four servicers in the 10/25/2004 distribution; however, one servicer did not remit prepayment premiums to the master servicer in a timely manner. We have contacted the servicer in regards to delaying prepayment premiums to the master servicer and are awaiting a response. Also, there are five loans from one servicer that paid off during the 10/25/2004 distribution, but the prepayment premiums will not be remitted until the
11/25/2004 distribution. We have contacted the servicer in regards to the delay in remitting the prepayment premiums and are awaiting a response.


Aggregate Paid-Off Loans Report for SASCO 2004-S3
Mortgage Data Through: September 30, 2004
Trustee Remittance Date:                                                                 25-Oct-04
Loans with Active Prepayment Flags with
                                                                                         52
Premiums Remitted (A)

Loans without Prepayment Flags with
                                                                                         0
Premiums Remitted
Total Loans with Premiums Remitted (B)                                                   52

Loans with Active Prepayment Flags (C)                                                   65

Loans without Prepayment Flags with
                                                                                         0
Premiums Remitted
Subtotal (D)                                                                             65

Premiums Remitted for Loans with Active
                                                                                         80.00%
Prepayment Flags (A/C)

Total Loans with Premiums Remitted to
                                                                                         80.00%
the Subtotal (B/D)

Total Paid-Off Loans (E)                                                                 226
Total Loans with Premiums Remitted to
                                                                                         23.01%
the Total Paid-Off Loans (B/E)


Paid-Off Loan Exception Report for SASCO 2004-S3
Mortgage Data Through: September 30, 2004
                                                                                         TOTAL
Total Paid-Off Loans with Flags                                                          65
Less Exceptions:
Loans with Expired Prepayment Clauses (as stated in the
                                                                                         0
Note)*

Loans that Contained a Clause Allowing Prepayment
                                                                                         0
Premiums to be Waived at the Time of Liquidation*

Loans that were Liquidated from REO Status*                                              0

Loans with Discrepancies between the Data File and the Note*                             0

Defaulted Liquidated Loans that Could Not Have Premiums
                                                                                         0
Collected because of the Acceleration of the Debt*

Loans that were Liquidated Through Loss Mitigation Efforts*                              0
Total Paid-Off Loans with Active Prepayment Flags (C)                                    65
Other Exceptions:
Paid-Off Loans that Did Not have Premiums Collected because
of State Statutes                                                                        0

Paid-Off Loans with Active Prepayment Flags that Did Not
Have Premiums Remitted                                                                   14

* These categories are mutually exclusive.


Paid-Off Loans With Prepayment Flags for SASCO 2004-S3
Mortgage Data Through: September 30, 2004


Murrayhill ID           Delinquency     Origination    PPP     Expiration
Number                  String          Date           Flag    Date
5622080                 0               4/28/2004      3       4/28/2007
5622075                 0               3/24/2004      3       3/24/2007
5622086                 0               4/6/2004       3       4/6/2007
5622082                 0               4/5/2004       3       4/5/2007
5622100                 0               4/23/2004      3       4/23/2007
5561668                 0               3/1/2004       3       3/1/2007
5561464                 0               2/1/2004       3       2/1/2007
5561306                 0               2/1/2004       3       2/1/2007
5560778                 0               2/1/2004       3       2/1/2007
5564703                 0               5/12/2004      2       5/12/2006
5563930                 0               4/26/2004      2       4/26/2006
5563312                 0               4/8/2004       2       4/8/2006
5562967                 0               3/23/2004      2       3/23/2006
5562908                 0               4/2/2004       2       4/2/2006
5562076                 0               3/1/2004       2       3/1/2006
5561342                 0               2/1/2004       2       2/1/2006
5560786                 0               1/1/2004       2       1/1/2006
5557784                 0               1/30/2004      2       1/30/2006
5560860                 0               2/1/2004       1       2/1/2005
*                       -               -              -       -
5622097                 0               4/30/2004      5       4/30/2009
5622078                 0               4/27/2004      5       4/27/2009
5622071                 0               4/23/2004      5       4/23/2009
5622106                 0               4/22/2004      3       4/22/2007
5622072                 0               3/9/2004       3       3/9/2007
5622081                 0               4/1/2004       3       4/1/2007
5622093                 0               4/1/2004       3       4/1/2007
5622077                 0               3/11/2004      3       3/11/2007
5622073                 0               3/29/2004      3       3/29/2007
5622092                 0               4/13/2004      3       4/13/2007
5622074                 0               1/14/2004      3       1/14/2007
5566960                 0               3/12/2004      3       3/12/2007
5562922                 0               4/21/2004      3       4/21/2007
5562157                 0               3/1/2004       3       3/1/2007
5561704                 0               3/1/2004       3       3/1/2007
5561627                 0               3/1/2004       3       3/1/2007
5561205                 0               2/1/2004       3       2/1/2007
5560960                 0               2/1/2004       3       2/1/2007
5560876                 0               2/1/2004       3       2/1/2007
5560857                 0               2/1/2004       3       2/1/2007
5560746                 0               1/1/2004       3       1/1/2007
5557803                 0               2/10/2004      3       2/10/2007
5557561                 0               12/9/2003      3       12/9/2006
5622112                 0               5/11/2004      2       5/11/2006
5622103                 0               4/26/2004      2       4/26/2006
5622116                 0               5/7/2004       2       5/7/2006
5622109                 0               4/30/2004      2       4/30/2006
5622095                 0               4/23/2004      2       4/23/2006
5563017                 0               4/21/2004      2       4/21/2006
5562995                 0               5/3/2004       2       5/3/2006
5562310                 0               3/1/2004       2       3/1/2006
5562199                 0               3/1/2004       2       3/1/2006
5562131                 0               3/1/2004       2       3/1/2006
5561640                 0               2/1/2004       2       2/1/2006
5561565                 0               2/1/2004       2       2/1/2006
5561140                 0               2/1/2004       2       2/1/2006
5561000                 0               2/1/2004       2       2/1/2006
5558842                 0               12/1/2003      2       12/1/2005
5558839                 0               9/19/2003      2       9/19/2005
5557904                 0               2/24/2004      2       2/24/2006
5557839                 0               3/1/2004       2       3/1/2006
5557822                 0               3/11/2004      2       3/11/2006
5557616                 0               9/8/2003       2       9/8/2005
5557610                 0               8/15/2003      2       8/15/2005
5562513                 0               3/1/2004       1       3/1/2005
5557859                 0               2/20/2004      1       2/20/2005

*No data was received for this loan because it was not included on the origination tape; however, the PPP has been confirmed through the master servicer


Paid-Off Loans With Prepayment Flags for SASCO 2004-S3
Mortgage Data Through: September 30, 2004 (Cont.)




Murrayhill ID    Payoff Balance    PPP         % of PPP    No PPP       PPP              Comments
Number                             Remitted    to Payoff   Collected,   Collected,
                                               Balance     w/ Flag      No Flag
5622080          $19,572            $861         0%                                       Servicer will remit these in 11/25/2004
                                                                                          distribution
5622075          $33,351            $1,285       0%                                       Servicer will remit these in 11/25/2004
                                                                                          distribution
5622086          $40,926            $1,636       0%                                       Servicer will remit these in 11/25/2004
                                                                                          distribution
5622082          $65,848            $2,599       0%                                       Servicer will remit these in 11/25/2004
                                                                                          distribution
5622100          $68,140            $2,964       0%                                       Servicer will remit these in 11/25/2004
                                                                                          distribution
5561668          $37,683            $0           0%                       5561668         Awaiting servicer response
5561464          $56,456            $0           0%                       5561464         Awaiting servicer response
5561306          $29,150            $0           0%                       5561306         Awaiting servicer response
5560778          $28,381            $0           0%                       5560778         Awaiting servicer response
5564703          $58,189            $0           0%                       5564703         Awaiting servicer response
5563930          $71,496            $0           0%                       5563930         Awaiting servicer response
5563312          $68,872            $0           0%                       5563312         Awaiting servicer response
5562967          $41,772            $0           0%                       5562967         Awaiting servicer response
5562908          $42,763            $0           0%                       5562908         Awaiting servicer response
5562076          $26,407            $0           0%                       5562076         Awaiting servicer response
5560786          $33,664            $0           0%                       5560786         Awaiting servicer response
5557784          $38,306            $0           0%                       5557784         Awaiting servicer response
5560860          $68,818            $0           0%                       5560860         Awaiting servicer response
*                $0                 $2,832       0%
5622097          $46,807            $2,247       0%
5622078          $54,745            $2,301       0%
5622071          $70,903            $3,190       0%
5622106          $76,066            $3,075       0%
5622072          $31,203            $1,350       0%
5622081          $42,530            $1,511       0%
5622093          $38,910            $1,537       0%
5622077          $65,011            $1,546       0%
5622073          $44,924            $2,039       0%
5622092          $77,849            $2,998       0%
5622074          $83,952            $3,693       0%
5566960          $41,684            $1,498       0%
5562922          $29,463            $1,139       4%
5562157          $40,858            $1,643       4%
5561704          $71,363            $2,720       4%
5561627          $50,249            $1,895       4%
5561205          $56,723            $2,116       4%
5560960          $53,553            $2,051       4%
5560876          $38,905            $1,487       4%
5560857          $39,773            $1,539       4%
5560746          $25,992            $1,097       4%
5557803          $19,869            $920         5%
5557561          $31,774            $1,770       6%
5622112          $42,626            $1,050       0%
5622103          $37,598            $1,504       0%
5622116          $99,882            $1,741       0%
5622109          $57,913            $2,738       0%
5622095          $100,283           $4,812       0%
5563017          $69,934            $2,812       4%
5562995          $69,927            $2,705       4%
5562310          $47,089            $1,832       4%
5562199          $55,332            $2,261       4%
5562131          $103,575           $4,232       4%
5561640          $44,615            $1,820       4%
5561565          $76,316            $2,878       4%
5561140          $25,479            $1,041       4%
5561000          $61,272            $2,920       5%
5558842          $34,957            $1,449       4%
5558839          $31,810            $1,318       4%
5557904          $30,939            $1,423       5%
5557839          $31,730            $1,394       4%
5557822          $20,556            $411         2%
5557616          $52,846            $1,926       4%
5557610          $30,943            $1,158       4%
5562513          $49,130            $2,120       4%
5557859          $21,854            $437         2%


(c) 2004 The Murrayhill Company. All Rights Reserved.


Section Three
Analytics


SASCO 2004-S3 FICO Distribution by Status
Mortgage Data Through: September 30, 2004
FICO             Delinquency             Percentage
560              Current0
570              Current0.001
580              Current0.011
580              Delinquent              0.041
580              Paid Off                0.011
590              Current0.019
590              Delinquent              0.025
590              Paid Off                0.017
600              Current0.025
600              Delinquent              0.033
600              Paid Off                0.011
610              Current0.028
610              Delinquent              0.074
610              Paid Off                0.017
620              Current0.036
620              Delinquent              0.041
620              Paid Off                0.011
630              Current0.044
630              Delinquent              0.107
630              Paid Off                0.039
640              Current0.06
640              Delinquent              0.066
640              Paid Off                0.072
650              Current0.078
650              Delinquent              0.124
650              Paid Off                0.094
660              Current0.087
660              Delinquent              0.099
660              Paid Off                0.083
670              Current0.079
670              Delinquent              0.091
670              Paid Off                0.061
680              Current0.08
680              Delinquent              0.091
680              Paid Off                0.077
690              Current0.076
690              Delinquent              0.058
690              Paid Off                0.072
700              Current0.071
700              Delinquent              0.033
700              Paid Off                0.105
710              Current0.056
710              Delinquent              0.025
710              Paid Off                0.039
720              Current0.049
720              Delinquent              0.008
720              Paid Off                0.077
730              Current0.045
730              Delinquent              0.041
730              Paid Off                0.055
740              Current0.036
740              Delinquent              0.008
740              Paid Off                0.05
750              Current0.035
750              Delinquent              0.008
750              Paid Off                0.028
760              Current0.027
760              Paid Off                0.039
770              Current0.023
770              Delinquent              0.008
770              Paid Off                0.006
780              Current0.015
780              Delinquent              0.017
780              Paid Off                0.022
790              Current0.011
790              Paid Off                0.006
800              Current0.005
800              Paid Off                0.011
810              Current0.001
820              Current0
830              Current0

Status # of Loans                      Average Std. Deviation
Current 12,301                681      48.211
Delinquent                    121      656           42.366
Paid Off                      181      686           46.089
Total: 12,603


SASCO 2004-S3 Balance Distribution by Status
Mortgage Data Through: September 30, 2004
BalanceDelinquency                       Percentage
0                 Current0.001
10000             Current0.023
10000             Delinquent             0.041
20000             Current0.166
20000             Delinquent             0.14
30000             Current0.232
30000             Delinquent             0.256
40000             Current0.171
40000             Delinquent             0.107
50000             Current0.127
50000             Delinquent             0.149
60000             Current0.091
60000             Delinquent             0.066
70000             Current0.068
70000             Delinquent             0.058
80000             Current0.045
80000             Delinquent             0.066
90000             Current0.032
90000             Delinquent             0.074
100000            Current0.019
100000            Delinquent             0.017
110000            Current0.01
110000            Delinquent             0.017
120000            Current0.006
120000            Delinquent             0.008
130000            Current0.003
140000            Current0.003
150000            Current0.002
160000            Current0
170000            Current0
180000            Current0
190000            Current0
200000            Current0
250000            Current0


Status            # of Loans           AverageStd. Deviation
Current12,301                 45,462.8124,294.55
Delinquent                    121      47,396.41   25,192.29
Total:            12,422


SASCO 2004-S3 Loan-to-Value Distribution by Status
Mortgage Data Through: September 30, 2004
LTV             Delinquency              Percentage
0               Current0.003
0.1             Current0.141
0.1             Paid Off                 0.215
0.1             Delinquent               0.074
0.2             Paid Off                 0.779
0.2             Delinquent               0.917
0.2             Current0.846
0.3             Paid Off                 0.006
0.3             Current0.01
0.4             Delinquent               0.008
0.4             Current0.001


Status # of Loans                        AverageStd. Deviation
Current12,301                 0.184      0.034
Delinquent                    121        0.19       0.032
Paid Off                      181        0.18       0.035
Total: 12,603


SASCO 2004-S3 Mortgage Purpose Distribution
Mortgage Data Through: September 30, 2004

Origination Statistics                   Current Loans           Delinquent Loans                   Paid Off Loans
Number of Loans:                         13,896      Number of Loans:                   12,301      Number of Loans:
121 Number of Loans:                                 181

PurposeNumber                 Percentage             PurposeNumber           Percentage             PurposeNumber
Percentage                    PurposeNumber          Percentage
Cash-out refinance                       1,692       12.2%       Cash-out refinance                 1,523      12.4%
Cash-out refinance                       12          9.9%        Cash-out refinance                 23         12.7%
Purchase                      11,601     83.5%       Purchase                10,219     83.1%       Purchase               103
85.1% Purchase                           150         82.9%
Rate/term                     601        4.3%        Rate/term               557        4.5%        Rate/term              6
5.0% Rate/term                           8           4.4%
Home  1                       0.0%       Home        1           0.0%        Home       0           0.0%       Home        0
0.0%
Other 1                       0.0%       Other       1           0.0%        Other      0           0.0%       Other       0
0.0%

Total 13,896                  100%       Total       12,301      100%        Total      121         100%       Total       181
100%


SASCO 2004-S3 Mortgage Term Distribution by Status
Mortgage Data Through: September 30, 2004
Mortgage Term Delinquency                           Percentage
0                 Current0
120               Current0
180               Current0.541
180               Delinquent             0.504
180               Paid Off               0.547
240               Paid Off               0.215
240               Delinquent             0.289
240               Current0.251
360               Current0.208
360               Delinquent             0.207
360               Paid Off               0.238

# of Loans Other                         120        180         240        360
12,603            1 3                    6,813      3,158       2628


SASCO 2004-S3 Ownership Distribution by Status
Mortgage Data Through: September 30, 2004
Ownership Type                Delinquency           Percentage
Investment HomeCurrent0.102
Investment HomeDelinquent                           0.017
Investment HomePaid Off                             0.133
Primary Home                  Current0.875
Primary Home                  Delinquent            0.975
Primary Home                  Paid Off              0.851
Second Home                   Current0.024
Second Home                   Delinquent            0.008
Second Home                   Paid Off              0.017

Title # of Loans
Investment Home1,275
Primary Home                  11,030
Second Home                   298
Total: 12,603


SASCO 2004-S3 Delinquent Balance Over Time
Mortgage Data Through: September 30, 2004

Total Balance in Status
AsOfDate  30 Days 60 Days 90 Days       Foreclosure    REO
9/30/2004 $3,646,941      $2,088,026    $0             -


SASCO 2004-S3 Delinquent Count Over Time
Mortgage Data Through: September 30, 2004

Total Count in Status
AsOfDate  30 Days 60 Days 90 Days Foreclosure   REO
9/30/2004 79      42      0       0             0


SASCO 2004-S3 Conditional Prepayment Rates
Mortgage Data Through: September 30, 2004


Date *       Distribution Date    CPR      3-Month MA    6-Month MA    12-Month MA
30-Sep-04   25-Oct-04             20.56%


* Data in table is displayed for only the most recent 18 months.


(c) 2004 The Murrayhill Company. All Rights Reserved.


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